UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4085

Fidelity Income Fund
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2014

This report on Form N-CSR relates solely to the Registrant's Fidelity GNMA Fund series (a "Fund").

Item 1. Reports to Stockholders

Fidelity® GNMA Fund

Annual Report

July 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2014	Past 1 year	Past 5 years	Past 10 years
Fidelity® GNMA Fund	4.58%	4.30%	4.94%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® GNMA Fund on July 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the Barclays® GNMA Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. taxable investment-grade bonds posted a positive return for the 12-month period ending July 31, 2014, overcoming early-period fears that market rates could keep rising. The Barclays® U.S. Aggregate Bond Index rose 3.97%, mainly driven by interest income but also some capital appreciation amid continued easy global monetary policy, renewed concerns over economic growth and demand for issues that offered a premium over U.S. Treasury investments. Bonds with maturities of 10 years or more stood out, returning far more than shorter-term securities across sectors. Lower-quality issues attracted some of the strongest buying interest as investors' appetite for risk grew, especially in the latter half of the period. Among sectors that make up the index, investment-grade credit rose 6.64%, aided by a low loan-default rate and improved fundamentals. Mortgage-backed securities also had a solid showing, advancing 4.14%, versus only 1.99% for U.S. Treasuries. By comparison, riskier fixed-income asset classes worldwide saw even stronger results. International developed-markets debt rose 6.68%, according to the Barclays® Global Aggregate Ex USD GDP Weighted Index, while global high-yield bonds, as measured by The BofA Merrill LynchSM Global High Yield and Emerging Markets Plus Index, returned 9.95%.

Comments from William Irving and Franco Castagliulo, Lead Portfolio Manager and Co-Portfolio Manager, respectively, of Fidelity® GNMA Fund: For the year, the fund rose 4.58%, outpacing the 4.35% return of the Barclays® GNMA Index. We attempted to exploit market inefficiencies based on our top-down research, identified attractively priced securities and kept the fund's interest rate sensitivity in line with the benchmark. With that in mind, security selection was the primary contributor to the fund's outperformance. Specifically, the fund benefited from overweighting premium-coupon GNMA securities. The interest rate they paid was comparatively high and they enjoyed above-average price appreciation due to a sharp slowdown in mortgage prepayment speeds. We reduced our stake in premiums based on our view that many had reached their full value. Another plus was the fund's overweighting in securities made of GNMA reverse mortgages, which were in comparatively strong demand. We benefited from our use of "to be announced" (TBA) securities, which are forward mortgage-backed securities trades that provided a modest amount of leverage for the fund. We purchased TBAs when we felt they offered better risk/reward profiles than we could find among individual GNMA securities. We reduced our leverage somewhat by period end because there were fewer opportunities to purchase attractively valued TBA securities, in our opinion. As for disappointments, there weren't any major detractors from the fund's performance relative to the benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2014 to July 31, 2014).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period* February 1, 2014 to July 31, 2014
Actual	.45%	$ 1,000.00	$ 1,017.10	$ 2.25
HypotheticalA		$ 1,000.00	$ 1,022.56	$ 2.26

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Coupon Distribution as of July 31, 2014
	% of fund's investments	% of fund's investments 6 months ago
0.01 - 0.99%	4.4	4.0
1 - 1.99%	0.0†	0.0†
2 - 2.99%	0.8	1.3
3 - 3.99%	34.5	31.4
4 - 4.99%	29.9	25.8
5 - 5.99%	14.3	14.4
6 - 6.99%	2.5	3.7
7% - 7.99%	0.8	0.8
8% and above	0.4	0.4
Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.
Weighted Average Maturity as of July 31, 2014
6 months ago
Years	5.3	5.5

This is a weighted average of all the maturities of the securities held in a fund. Weighted Average Maturity (WAM) can be used as a measure of sensitivity to interest rate changes and market changes. Generally, the longer the maturity, the greater the sensitivity to such changes. WAM is based on the dollar-weighted average length of time until principal payments must be paid. Depending on the types of securities held in a fund, certain maturity shortening devices (e.g., demand features, interest rate resets, and call options) may be taken into account when calculating the WAM.

Duration as of July 31, 2014
6 months ago
Years	4.2	4.5

Duration is a measure of a security's price sensitivity to changes in interest rates. Duration differs from maturity in that it considers a security's interest payments in addition to the amount of time until the security reaches maturity, and also takes into account certain maturity shortening features (e.g., demand features, interest rate resets, and call options) when applicable. Securities with longer durations generally tend to be more sensitive to interest rate changes than securities with shorter durations. A fund with a longer average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter average duration.

Asset Allocation (% of fund's net assets)
As of July 31, 2014*		As of January 31, 2014**
	Mortgage Securities 93.5%		Mortgage Securities 92.9%
	CMOs and Other Mortgage Related Securities 14.5%		CMOs and Other Mortgage Related Securities 16.0%
	Short-Term Investments and Net Other Assets (Liabilities)†† (8.0)%		Short-Term Investments and Net Other Assets (Liabilities)†† (8.9)%
* GNMA Securities	107.3%	** GNMA Securities	108.2%
* Futures and Swaps	(3.2)%	** Futures and Swaps	(3.7)%

† Amount represents less than 0.1%

†† Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Annual Report

Investments July 31, 2014

Showing Percentage of Net Assets

U.S. Government Agency - Mortgage Securities - 96.4%
	Principal Amount (000s)	Value (000s)
Fannie Mae - 0.2%
1.885% 2/1/33 (c)	$ 85	$ 89
1.91% 12/1/34 (c)	112	118
1.91% 3/1/35 (c)	103	108
1.925% 9/1/33 (c)	972	1,016
1.93% 10/1/33 (c)	46	48
1.94% 7/1/35 (c)	43	45
2.05% 3/1/35 (c)	9	9
2.138% 3/1/36 (c)	341	369
2.204% 1/1/35 (c)	487	514
2.23% 7/1/34 (c)	65	69
2.258% 3/1/33 (c)	219	232
2.285% 7/1/36 (c)	241	256
2.35% 11/1/36 (c)	519	555
2.361% 5/1/35 (c)	676	725
2.369% 6/1/47 (c)	285	306
2.404% 8/1/35 (c)	668	716
2.421% 10/1/33 (c)	95	102
2.573% 7/1/34 (c)	1,052	1,126
2.585% 9/1/34 (c)	640	686
2.763% 8/1/35 (c)	1,478	1,584
5.5% 12/1/17 to 3/1/20	1,015	1,080
6.5% 10/1/17	75	80
7% 11/1/16 to 3/1/17	355	375
7.5% 10/1/15 to 4/1/17	49	51
8.5% 12/1/27	89	106
9.5% 9/1/30	14	17
10.25% 10/1/18	3	3
11.5% 2/1/15	1	1
12.5% 10/1/15 to 7/1/16	2	2
		10,388
Freddie Mac - 0.2%
1.95% 3/1/37 (c)	70	74
1.982% 12/1/35 (c)	508	537
2.14% 11/1/35 (c)	555	593
2.16% 6/1/33 (c)	560	590
2.29% 10/1/35 (c)	393	417
2.35% 7/1/35 (c)	320	342
2.354% 12/1/35 (c)	4,030	4,294
2.362% 10/1/36 (c)	753	807
2.364% 4/1/36 (c)	481	515
2.375% 5/1/37 (c)	153	163
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
Freddie Mac - continued
2.403% 6/1/33 (c)	$ 1,606	$ 1,709
2.517% 8/1/34 (c)	207	221
2.535% 3/1/35 (c)	2,533	2,714
2.539% 6/1/33 (c)	1,541	1,649
2.823% 3/1/33 (c)	12	13
5.5% 7/1/24 to 1/1/25	1,641	1,814
8.5% 10/1/18 to 6/1/25	20	23
9% 7/1/18 to 3/1/20	1	2
9.5% 7/1/30	45	53
10% 7/1/16	8	9
12% 6/1/15	1	1
12.5% 5/1/15	1	1
		16,541
Ginnie Mae - 96.0%
2.5% 2/20/41 to 12/20/42	47,236	45,172
3% 5/15/27 to 4/20/44	563,843	565,930
3% 8/1/44 (a)	206,500	206,864
3% 8/1/44 (a)	155,900	156,175
3% 8/1/44 (a)	158,000	158,279
3% 8/1/44 (a)	100,000	100,176
3.5% 9/15/26 to 2/20/44	1,064,247	1,098,515
3.5% 8/1/44 (a)	262,500	270,375
3.5% 8/1/44 (a)	140,400	144,612
3.5% 8/1/44 (a)	96,200	99,086
4% 2/20/33 to 7/15/43 (b)	1,096,088	1,163,201
4% 8/1/44 (a)	209,100	221,499
4% 8/1/44 (a)	90,000	95,337
4% 8/1/44 (a)	101,000	106,989
4.3% 8/20/61 (f)	10,347	11,090
4.497% 1/20/62 (f)	8,522	9,248
4.5% 3/15/25 to 5/20/44	845,538	921,167
4.5% 8/1/44 (a)	13,400	14,551
4.564% 11/20/61 (f)	9,903	10,737
4.616% 1/20/62 (f)	8,558	9,237
4.649% 2/20/62 (f)	7,288	7,937
4.682% 2/20/62 (f)	9,395	10,224
4.875% 9/15/39 to 12/15/39	15,375	17,013
5% 8/15/18 to 7/20/41	510,206	565,705
5.35% 4/20/29 to 12/20/30	19,531	21,560
5.391% 11/20/59 (f)	57,423	61,424
5.5% 12/20/18 to 3/20/40	122,349	136,708
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
Ginnie Mae - continued
6% 8/15/17 to 5/15/39	$ 71,733	$ 81,072
6.45% 10/15/31 to 8/15/32	815	944
6.5% 5/15/23 to 1/15/39	36,313	41,698
7% 12/20/16 to 9/20/34	32,484	38,072
7.25% 9/15/27	52	61
7.395% 6/20/25 to 11/20/27	866	993
7.5% 9/15/21 to 9/20/32	13,567	15,927
8% 8/15/18 to 9/15/31	3,744	4,436
8.5% 5/15/16 to 2/15/31	587	659
9% 9/15/19 to 5/15/30	378	439
9.5% 12/20/15 to 3/20/17	48	51
10.5% 10/15/15 to 10/15/18	61	65
13% 1/15/15	0*	0*
13.5% 1/15/15	0*	0*
		6,413,228
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $6,364,883)		6,440,157
Collateralized Mortgage Obligations - 14.5%

U.S. Government Agency - 14.5%
Fannie Mae:
floater Series 2008-76 Class EF, 0.655% 9/25/23 (c)	2,218	2,226
planned amortization class Series G93-32 Class PJ, 6.75% 9/25/23	3,894	4,415
sequential payer Series 2010-50 Class FA, 0.505% 1/25/24 (c)	649	649
Fannie Mae Stripped Mortgage-Backed Securities:
Series 331 Class 12, 6.5% 2/25/33 (d)	588	115
Series 339 Class 5, 5.5% 7/25/33 (d)	809	157
Series 343 Class 16, 5.5% 5/25/34 (d)	645	130
Freddie Mac:
floater planned amortization class Series 3153 Class FX, 0.502% 5/15/36 (c)	7,145	7,169
planned amortization class:
Series 2220 Class PD, 8% 3/15/30	1,290	1,560
Series 40 Class K, 6.5% 8/17/24	441	497
sequential payer Series 2204 Class N, 7.5% 12/20/29	2,458	2,912
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (000s)
U.S. Government Agency - continued
Ginnie Mae guaranteed Multi-family REMIC pass-thru securities sequential payer Series 2002-71 Class Z, 5.5% 10/20/32	$ 11,925	$ 13,221
Ginnie Mae guaranteed REMIC pass-thru certificates:
floater:
Series 2001-22 Class FM, 0.5062% 5/20/31 (c)	239	240
Series 2002-41 Class HF, 0.552% 6/16/32 (c)	252	253
Series 2007-37 Class TS, 6.538% 6/16/37 (c)(d)(e)	3,263	556
Series 2008-51 Class FE, 0.902% 6/16/38 (c)	726	738
Series 2008-57 Class AF, 0.7362% 7/20/38 (c)	2,596	2,631
Series 2010-130 Class KF, 0.802% 10/16/40 (c)	5,098	5,183
Series 2010-H03 Class FA, 0.701% 3/20/60 (c)(f)	32,886	32,929
Series 2010-H17 Class FA, 0.481% 7/20/60 (c)(f)	18,845	18,714
Series 2010-H18 Class AF, 0.451% 9/20/60 (c)(f)	21,146	20,947
Series 2010-H19 Class FG, 0.451% 8/20/60 (c)(f)	26,721	26,477
Series 2010-H27 Series FA, 0.531% 12/20/60 (c)(f)	7,193	7,148
Series 2011-H05 Class FA, 0.651% 12/20/60 (c)(f)	12,858	12,849
Series 2011-H07 Class FA, 0.651% 2/20/61 (c)(f)	5,207	5,203
Series 2011-H12 Class FA, 0.641% 2/20/61 (c)(f)	29,414	29,383
Series 2011-H13 Class FA, 0.651% 4/20/61 (c)(f)	11,387	11,380
Series 2011-H14:
Class FB, 0.651% 5/20/61 (c)(f)	13,053	13,060
Class FC, 0.651% 5/20/61 (c)(f)	12,334	12,341
Series 2011-H17 Class FA, 0.681% 6/20/61 (c)(f)	17,117	17,128
Series 2011-H21 Class FA, 0.751% 10/20/61 (c)(f)	18,800	18,862
Series 2012-48 Class FA, 0.502% 4/16/42 (c)	1,489	1,489
Series 2012-76 Class GF 0.452% 6/16/42 (c)	1,793	1,797
Series 2012-H01 Class FA, 0.851% 11/20/61 (c)(f)	16,097	16,217
Series 2012-H03 Class FA, 0.851% 1/20/62 (c)(f)	10,253	10,330
Series 2012-H06 Class FA, 0.781% 1/20/62 (c)(f)	15,948	16,021
Series 2012-H07 Class FA, 0.781% 3/20/62 (c)(f)	9,683	9,743
Series 2012-H26, Class CA, 0.6815% 7/20/60 (c)(f)	45,069	45,171
planned amortization class:
Series 1993-13 Class PD, 6% 5/20/29	4,310	4,782
Series 2002-50 Class PE, 6% 7/20/32	5,207	5,819
Series 2003-70 Class LE, 5% 7/20/32	11,900	12,275
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (000s)
U.S. Government Agency - continued
Ginnie Mae guaranteed REMIC pass-thru certificates: - continued
planned amortization class:
Series 2004-19 Class DP, 5.5% 3/20/34	$ 844	$ 894
Series 2004-64 Class KE, 5.5% 12/20/33	6,959	7,306
Series 2005-24 Class TC, 5.5% 3/20/35	5,403	6,147
Series 2005-57 Class PB, 5.5% 7/20/35	5,673	6,649
Series 2006-50 Class JC, 5% 6/20/36	7,103	7,773
Series 2007-2 Class PC, 5.5% 6/20/35	19,510	20,875
Series 2010-117 Class E, 3% 10/20/39	10,076	9,940
Series 2011-136 Class WI, 4.5% 5/20/40 (d)	6,240	1,156
Series 2011-52 Class PA, 4.25% 2/16/41	38,743	41,508
sequential payer:
Series 1998-23 Class ZB, 6.5% 6/20/28	2,187	2,508
Series 2001-40 Class Z, 6% 8/20/31	2,055	2,302
Series 2001-49 Class Z, 7% 10/16/31	1,068	1,255
Series 2002-18 Class ZB, 6% 3/20/32	2,001	2,220
Series 2002-24 Class SK, 7.798% 4/16/32 (c)(d)(e)	1,267	302
Series 2002-29:
Class SK, 8.25% 5/20/32 (c)(e)	130	147
Class Z, 6.5% 5/16/32	2,913	3,366
Series 2002-33 Class ZJ, 6.5% 5/20/32	1,857	2,136
Series 2002-42 Class ZA, 6% 6/20/32	1,327	1,472
Series 2002-43 Class Z, 6.5% 6/20/32	3,515	4,050
Series 2002-45 Class Z, 6% 6/20/32	767	860
Series 2002-49 Class ZA, 6.5% 7/20/32	12,032	13,846
Series 2003-75 Class ZA, 5.5% 9/20/33	4,910	5,401
Series 2004-24 Class ZM, 5% 4/20/34	9,756	10,959
Series 2004-46 Class BZ, 6% 6/20/34	5,925	6,636
Series 2004-65 Class VE, 5.5% 7/20/15	678	693
Series 2004-86 Class G, 6% 10/20/34	6,273	7,367
Series 2005-28 Class AJ, 5.5% 4/20/35	14,922	16,170
Series 2005-47 Class ZY, 6% 6/20/35	6,889	8,369
Series 2005-6 Class EX, 5.5% 11/20/34	1,001	1,179
Series 2005-82 Class JV, 5% 6/20/35	3,500	3,821
Series 2008-17 Class BN, 5% 2/20/38	11,428	12,422
Series 2010-45 Class TB, 5% 4/16/40	96,347	106,654
Series 2011-29 Class BV, 5% 5/20/40	10,483	11,537
Series 1999-34 Class SC, 8.448% 9/16/19 (c)(d)(e)	610	51
Series 1999-40 Class SE, 8.798% 11/16/29 (c)(d)(e)	852	76
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (000s)
U.S. Government Agency - continued
Ginnie Mae guaranteed REMIC pass-thru certificates: - continued
Series 1999-43:
Class SJ, 7.848% 11/16/29 (c)(d)(e)	$ 3,440	$ 473
Class UN, 7.848% 11/16/29 (c)(d)	1,700	179
Series 1999-45 Class SC, 8.448% 12/16/29 (c)(d)	1,891	143
Series 1999-46 Class SJ, 8.398% 12/16/29 (c)(d)	1,226	214
Series 2000-35 Class SA, 7.798% 12/16/26 (c)(d)(e)	2,715	574
Series 2000-36 Class S, 7.798% 11/16/30 (c)(d)	2,074	432
Series 2000-8:
Class SA, 8.298% 1/16/30 (c)(d)(e)	751	67
Class SB, 8.298% 1/16/30 (c)(d)	2,239	372
Series 2001-3 Class S, 7.948% 2/16/31 (c)(d)	389	81
Series 2001-36:
Class SB, 7.948% 12/16/23 (c)(d)(e)	1,148	212
Class SP, 8.598% 9/16/26 (c)(d)	822	143
Series 2001-38 Class SB, 7.428% 8/16/31 (c)(d)(e)	649	109
Series 2001-41 Class SG, 8.598% 9/16/31 (c)(d)	426	70
Series 2001-46 Class SB, 7.998% 5/16/23 (c)(d)	520	64
Series 2001-49:
Class SC, 7.448% 12/16/25 (c)(d)(e)	1,480	254
Class SL, 7.448% 5/16/30 (c)(d)(e)	1,755	331
Class SV, 8.098% 12/16/28 (c)(d)(e)	1,203	117
Series 2001-50:
Class SD, 8.0438% 11/20/31 (c)(d)(e)	1,083	244
Class ST, 7.548% 8/16/27 (c)(d)(e)	401	83
Class SV, 9.148% 9/16/27 (c)(d)	2,212	364
Series 2001-65 Class SV, 7.9438% 2/20/29 (c)(d)(e)	2,501	567
Series 2002-21 Class SV, 7.948% 3/16/32 (c)(d)(e)	3,361	753
Series 2002-5 Class SP, 7.298% 1/16/32 (c)(d)(e)	715	133
Series 2003-23 Class S, 6.398% 12/16/29 (c)(d)(e)	3,160	551
Series 2003-42 Class SH, 6.3938% 5/20/33 (c)(d)(e)	1,260	242
Series 2004-32 Class GS, 6.348% 5/16/34 (c)(d)(e)	904	177
Series 2004-59 Class SC, 7.048% 8/16/34 (c)(d)	5,273	1,091
Series 2004-73 Class AL, 7.048% 8/17/34 (c)(d)(e)	1,893	397
Series 2005-13 Class SA, 6.647% 2/20/35 (c)(d)(e)	12,190	2,203
Series 2005-6 Class EY, 5.5% 11/20/33	1,016	1,176
Series 2005-82 Class NS, 6.147% 7/20/34 (c)(d)	12,502	1,954
Series 2006-13 Class DS, 10.8657% 3/20/36 (c)(e)	12,434	15,050
Series 2007-35 Class SC, 39.288% 6/16/37 (c)(e)	3,769	7,144
Series 2008-15 Class CI, 6.337% 2/20/38 (c)(d)	5,947	833
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (000s)
U.S. Government Agency - continued
Ginnie Mae guaranteed REMIC pass-thru certificates: - continued
Series 2008-88 Class BZ, 5.5% 5/20/33	$ 31,128	$ 34,061
Series 2009-13 Class E, 4.5% 3/16/39	9,778	10,396
Series 2009-42 Class AY, 5% 6/16/37	6,395	6,969
Series 2010-167 Class KW, 5% 9/20/36	11,139	11,414
Series 2010-H10 Class FA, 0.481% 5/20/60 (c)(f)	12,452	12,352
Series 2010-H12 Class PT, 5.47% 11/20/59 (f)	11,725	12,532
Series 2010-H23 Class PT, 5.4253% 10/20/60 (c)(f)	68,201	75,183
Series 2011-52 Class HI, 7% 4/16/41 (d)	1,327	377
Series 2012-64:
Class IA, 5.5% 5/16/42 (d)	17,457	3,220
Class KB, 4.004% 5/20/41 (c)	4,829	5,450
Series 2012-76 Class GS, 6.548% 6/16/42 (c)(d)(e)	5,442	983
Series 2013-116 Class PT, 3.5% 8/16/43	37,770	39,274
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $943,648)		969,772
Commercial Mortgage Securities - 0.0%

Ginnie Mae guaranteed Multi-family REMIC pass-thru securities:
sequential payer Series 2001-58 Class X, 0.4902% 9/16/41 (c)(d)	8,540	59
Series 2001-12 Class X, 0.643% 7/16/40 (c)(d)	3,377	59
Ginnie Mae guaranteed REMIC pass-thru certificates:
sequential payer Series 2002-81 Class IO, 0.4312% 9/16/42 (c)(d)	20,424	239
Series 2002-62 Class IO, 0.8042% 8/16/42 (c)(d)	4,681	137
Series 2002-85 Class X, 0.6078% 3/16/42 (c)(d)	3,889	72
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $11,841)		566
Cash Equivalents - 12.5%
	Maturity Amount (000s)	Value (000s)
Investments in repurchase agreements in a joint trading account at 0.08%, dated 7/31/14 due 8/1/14 (Collateralized by U.S. Government Obligations) # (Cost $833,460)	$ 833,462	$ 833,460
TOTAL INVESTMENT PORTFOLIO - 123.4% (Cost $8,153,832)		8,243,955
NET OTHER ASSETS (LIABILITIES) - (23.4)%		(1,560,958)
NET ASSETS - 100%		$ 6,682,997
TBA Sale Commitments
	Principal Amount (000s)
Ginnie Mae
3.5% 8/1/44	$ (4,000)	(4,120)
4% 8/1/44	(90,000)	(95,337)
4% 8/1/44	(90,000)	(95,336)
TOTAL TBA SALE COMMITMENTS (Proceeds $195,676)		$ (194,793)
Swaps
Interest Rate Swaps
Clearinghouse/ Counterparty(1)	Expiration Date	Notional Amount (000s)	Payment Received	Payment Paid	Value (000s)	Upfront Premium Received/ (Paid) (2) (000s)	Unrealized Appreciation/(Depreciation) (000s)
CME	Sep. 2016	$ 71,314	3-month LIBOR	1%	$ 138	$ 0	$ 138
CME	Sep. 2019	93,233	3-month LIBOR	2.25%	34	0	34
CME	Sep. 2024	18,458	3-month LIBOR	3.25%	(147)	0	(147)
CME	Sep. 2044	32,811	3-month LIBOR	4%	(994)	0	(994)
TOTAL INTEREST RATE SWAPS					$ (969)	$ 0	$ (969)
(1) Swaps with CME Group (CME) are centrally cleared over-the-counter (OTC) swaps.

(2) Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).
Legend
(a) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(b) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $4,862,000.
(c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.
(e) Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.
(f) Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.

* Amount represents less than $1,000.

# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (Amounts in thousands)
$833,460,000 due 8/01/14 at 0.08%
Commerz Markets LLC	$ 833,460
Other Information

All investments and derivative instruments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type (Amounts in thousands)	Value
	Asset	Liability
Interest Rate Risk
Swaps (a)	$ 172	$ (1,141)
Total Value of Derivatives	$ 172	$ (1,141)

(a) For centrally cleared OTC swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. For centrally cleared OTC swaps, only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	July 31, 2014

Assets
Investment in securities, at value (including repurchase agreements of $833,460) - See accompanying schedule: Unaffiliated issuers (cost $8,153,832)		$ 8,243,955
Receivable for investments sold, regular delivery		191
Receivable for TBA sale commitments		195,676
Receivable for fund shares sold		4,581
Interest receivable		21,398
Receivable for daily variation margin for derivative instruments		158
Receivable from investment adviser for expense reductions		1
Other receivables		1,312
Total assets		8,467,272

Liabilities
Payable to custodian bank	$ 29
TBA sale commitments, at value	194,793
Payable for investments purchased on a delayed delivery basis	1,578,356
Payable for fund shares redeemed	5,858
Distributions payable	1,410
Accrued management fee	1,737
Other affiliated payables	777
Other payables and accrued expenses	1,315
Total liabilities		1,784,275

Net Assets		$ 6,682,997
Net Assets consist of:
Paid in capital		$ 6,678,581
Distributions in excess of net investment income		(25,084)
Accumulated undistributed net realized gain (loss) on investments		(60,537)
Net unrealized appreciation (depreciation) on investments		90,037
Net Assets, for 581,855 shares outstanding		$ 6,682,997
Net Asset Value, offering price and redemption price per share ($6,682,997 ÷ 581,855 shares)		$ 11.49

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2014

Investment Income
Interest		$ 191,020

Expenses
Management fee	$ 21,976
Transfer agent fees	7,049
Fund wide operations fee	2,665
Independent trustees' compensation	28
Miscellaneous	30
Total expenses before reductions	31,748
Expense reductions	(31)	31,717
Net investment income (loss)		159,303
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	57,706
Swaps	714
Total net realized gain (loss)		58,420
Change in net unrealized appreciation (depreciation) on: Investment securities	91,604
Swaps	(5,924)
Delayed delivery commitments	2,219
Total change in net unrealized appreciation (depreciation)		87,899
Net gain (loss)		146,319
Net increase (decrease) in net assets resulting from operations		$ 305,622

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2014	Year ended July 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 159,303	$ 195,270
Net realized gain (loss)	58,420	(42,611)
Change in net unrealized appreciation (depreciation)	87,899	(398,821)
Net increase (decrease) in net assets resulting from operations	305,622	(246,162)
Distributions to shareholders from net investment income	(155,946)	(191,777)
Distributions to shareholders from net realized gain	(45,501)	(152,546)
Total distributions	(201,447)	(344,323)
Share transactions Proceeds from sales of shares	830,279	2,405,879
Reinvestment of distributions	179,078	312,800
Cost of shares redeemed	(2,584,930)	(4,723,232)
Net increase (decrease) in net assets resulting from share transactions	(1,575,573)	(2,004,553)
Total increase (decrease) in net assets	(1,471,398)	(2,595,038)

Net Assets
Beginning of period	8,154,395	10,749,433
End of period (including distributions in excess of net investment income of $25,084 and distributions in excess of net investment income of $23,382, respectively)	$ 6,682,997	$ 8,154,395
Other Information Shares
Sold	72,861	204,291
Issued in reinvestment of distributions	15,821	26,563
Redeemed	(228,233)	(406,461)
Net increase (decrease)	(139,551)	(175,607)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 11.30	$ 11.98	$ 11.78	$ 11.91	$ 11.37
Income from Investment Operations
Net investment income (loss) B	.257	.222	.326	.376	.337
Net realized and unrealized gain (loss)	.252	(.520)	.348	.196	.660
Total from investment operations	.509	(.298)	.674	.572	.997
Distributions from net investment income	(.252)D	(.216)	(.330)	(.378)	(.342)
Distributions from net realized gain	(.067)D	(.166)	(.144)	(.324)	(.115)
Total distributions	(.319)	(.382)	(.474)	(.702)	(.457)
Net asset value, end of period	$ 11.49	$ 11.30	$ 11.98	$ 11.78	$ 11.91
Total ReturnA	4.58%	(2.57)%	5.83%	5.04%	8.97%
Ratios to Average Net Assets C
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	2.26%	1.90%	2.75%	3.24%	2.92%
Supplemental Data
Net assets, end of period (in millions)	$ 6,683	$ 8,154	$ 10,749	$ 8,025	$ 8,252
Portfolio turnover rate	409%	363%	263%	367%	540%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2014

(Amounts in thousands except percentages)

1. Organization.

Fidelity GNMA Fund (the Fund) is a fund of Fidelity Income Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Short-term securities with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

2. Significant Accounting Policies - continued

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to swaps, market discount, deferred trustees compensation, financing transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 126,923
Gross unrealized depreciation	(52,642)
Net unrealized appreciation (depreciation) on securities	$ 74,281

Tax Cost	$ 8,169,674

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (60,911)
Net unrealized appreciation (depreciation) on securities and other investments	$ 74,785

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$ (60,911)

The tax character of distributions paid was as follows:

	July 31, 2014	July 31, 2013
Ordinary Income	$ 155,946	$ 293,802
Long-term Capital Gains	45,501	50,521
Total	$ 201,447	$ 344,323

Repurchase Agreements. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund along with other registered investment companies having management contracts with FMR, or other affiliated entities of FMR, are permitted to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements may be collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

2. Significant Accounting Policies - continued

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

Annual Report

2. Significant Accounting Policies - continued

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls - continued

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund's Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Fund's Statement of Assets and Liabilities as Receivable for TBA sale commitments and TBA sale commitments, at value, respectively.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Derivative Instruments - continued

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Interest Rate Risk
Swaps	$ 714	$ (5,924)
Totals (a)	$ 714	$ (5,924)

(a) A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented in segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is included in the Statement of Operations.

Annual Report

3. Derivative Instruments - continued

Swaps - continued

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .31% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives an asset-based fee of .10% of the Fund's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Fund Wide Operations Fee. Pursuant to the Fund Wide Operations and Expense Agreement (FWOE), the investment adviser has agreed to provide for fund level expenses (which do not include transfer agent, compensation of the independent Trustees, interest (including commitment fees), taxes or extraordinary expenses, if any) in return for a FWOE fee equal to .35% less the total amount of the management fee. The FWOE paid by the Fund is reduced by an amount equal to the fees and expenses paid to the independent Trustees. For the period, the FWOE fee was equivalent to an annual rate of .04% of average net assets.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $12 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's management fee. During the period, these credits reduced the Fund's management fee by $9.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $22.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Income Fund and the Shareholders of Fidelity GNMA Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity GNMA Fund (a fund of Fidelity Income Fund) at July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity GNMA Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 12, 2014

Annual Report

Trustees and Officers

The Trustees and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Elizabeth S. Acton and James C. Curvey, each of the Trustees oversees 224 funds. Ms. Acton oversees 206 funds. Mr. Curvey oversees 397 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), a Director of FMR Co., Inc. (2007-2014) and was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Abigail P. Johnson (1961)
Year of Election or Appointment: 2009 Trustee Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as President of FMR LLC (2013-present), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013 Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

Albert R. Gamper, Jr. (1942)
Year of Election or Appointment: 2006 Trustee Chairman of the Independent Trustees

Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), a member of the Board of Trustees, Rutgers University (2004-present), and Chairman of the Board of Barnabas Health Care System. Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)
Year of Election or Appointment: 2010 Trustee

Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)
Year of Election or Appointment: 2008 Trustee

Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)
Year of Election or Appointment: 2009 Trustee

Mr. Kenneally also serves as Trustee of other Fidelity funds. Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity funds before joining the Board of Trustees (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)
Year of Election or Appointment: 2007 Trustee

Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002).

Kenneth L. Wolfe (1939)
Year of Election or Appointment: 2005 Trustee

Mr. Wolfe also serves as Trustee of other Fidelity funds. Prior to his retirement, Mr. Wolfe served as Chairman and a Director (2007-2009) and Chairman and Chief Executive Officer (1994-2001) of Hershey Foods Corporation. He also served as a member of the Boards of Adelphia Communications Corporation (telecommunications, 2003-2006), Bausch & Lomb, Inc. (medical/pharmaceutical, 1993-2007), and Revlon, Inc. (personal care products, 2004-2009). Mr. Wolfe previously served as Chairman of the Independent Trustees of other Fidelity funds (2008-2012).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Officers:

Correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Robert P. Brown (1963)
Year of Election or Appointment: 2012 Vice President of Fidelity's Bond Funds

Mr. Brown also serves as Vice President of other funds. Mr. Brown serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2010-present), President, Bond Group of FMR (2011-present), Director and Managing Director, Research of Fidelity Management & Research (U.K.) Inc. (2008-present), and is an employee of Fidelity Investments. Previously, Mr. Brown served as President, Money Market Group of FMR (2010-2011) and Vice President of Fidelity's Money Market Funds (2010-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Assistant Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2013 President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Nancy D. Prior (1967)
Year of Election or Appointment: 2014 Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President, Fixed Income (2014-present), Vice Chairman of Pyramis Global Advisors, LLC (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond of FMR (2013-2014), President, Money Market Group of FMR (2011-2014), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity funds (2008-2009).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2009 Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Michael H. Whitaker (1967)
Year of Election or Appointment: 2008 Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The fund designates $91,157,761 of distributions paid during the period January 1, 2014 to July 31, 2014 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research (U.K.) Inc.

Fidelity Investments
Money Management, Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

MOG-UANN-0914
1.930525.103

Item 2. Code of Ethics

As of the end of the period, July 31, 2014, Fidelity Income Fund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that James H. Keyes is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Keyes is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity GNMA Fund (the "Fund"):

Services Billed by PwC

July 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity GNMA Fund	$105,000	$-	$4,700	$4,100

July 31, 2013 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity GNMA Fund	$110,000	$-	$4,600	$5,600

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund ("Fund Service Providers"):

Services Billed by PwC

	July 31, 2014A	July 31, 2013A
Audit-Related Fees	$5,975,000	$4,295,000
Tax Fees	$50,000	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund is as follows:

Billed By	July 31, 2014 A	July 31, 2013 A,B
PwC	$7,195,000	$5,070,000

A Amounts may reflect rounding.

B Reflects current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Fund, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund and its related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund's last two fiscal years relating to services provided to (i) the Fund or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Income Fund

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	September 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	September 25, 2014
By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	September 25, 2014